KRAMER LEVIN NAFTALIS & FRANKEL LLP
                                919 THIRD AVENUE
                           NEW YORK, N.Y. 10022 - 3852


TEL (212) 715-9100                                             47, Avenue Hoche
FAX (212) 715-8000                                                75008 Paris
                                                                    France

                                                  October 13, 2000



Investec Funds
225 South Lake Avenue
Suite 777
Pasadena, California  91101

               Re:     Investec Funds
                       Post-Effective Amendment No. 28
                       File No. 33-75340; ICA No. 811-8360
                       ------------------------------------

Gentlemen:

         We hereby consent to the reference to our firm as Counsel in this Post-Effective Amendment No. 28 to Registration Statement No. 33-75340 on Form N-1A.

                                Very truly yours,


                                /s/ Kramer Levin Naftalis & Frankel LLP